Exhibit 99.01

Mississippi Power Kemper County IGCC Project	Table of Contents	MPSC Docket No. 2009-UA-0014 Monthly Status Report Through August 2013

Mississippi Power Kemper County IGCC Project	Project Costs and Summary Total Project	MPSC Docket No. 2009-UA-0014 Monthly Status Report Through August 2013

Table 1: Capped Plant Costs (in millions of dollars)

Cost Category	Current View	Variance from Previous Month	Actuals through August 2013	Confirmed Cost %
Land	$32.1	$0.0	$31.8	99%
EPC	3,529.1	5.2	2,855.8	83%
Transmission	95.6	0.0	91.6	95%
Fuel Facilities	131.8	0.0	101.5	76%
Pre Commercial Operations	132.8	1.4	47.8	39%
Project Development	57.5	(0.8)	54.4	95%
Start Up Fuel / Energy	11.6	(2.1)	0.1	
DOE CCPI2 Funding	(245.3)	0.0	(245.3)	
Ad Valorem	18.5	(0.4)	9.3	50%
Contingency	162.9	0.0	0.0	
Total Plant	3,926.6	3.3	2,947.0	
Deduction for Cap Exceptions (BC/FM/CIL)	(54.7)	0.0	-	
Total Plant Subject to Cost Cap	$3,871.9	$3.3	$2,947.0	82%

Table 2: Exemptions and Exceptions (in millions of dollars)

Cost Category	Current View	Variance from Previous Month	Actuals through August 2013
Mine *(details on p.8)*	$244.6	$0.0	$220.8
CO2 Pipeline	114.9	(0.0)	87.6
Regulatory and Other Asset Accounts	74.6	5.4	51.3
Project AFUDC - Non Mine	347.2	(4.5)	222.0
Process Development Allowance	46.5	0.0	14.1
Beneficial Capital	47.6	0.0	-
Force Majeure	2.7	0.0	-
Change in Law	4.5	0.0	-
Total Exemptions and Exceptions	$882.6	$0.9	$595.8

Table 3: Total Project Costs (in millions of dollars)

Cost Category	Current View
Total Plant Subject to Cost Cap	$3,871.9
Total Exemptions and Exceptions	882.6
Total Project Cost (1)	$4,754.5

(1) This amount has not been reduced for the Company's $990 million estimated loss on the plant costs in excess of the cost cap.

Major Items and Milestones Achieved

- The purchase of 2,968 acres for the plant site has been completed.
- Earthwork has been completed at the water reservoir and lignite delivery facility areas. Concrete work is 98% complete. Underground piping is 99% complete. Electrical duct bank installation is 99% complete. Structural steel erection is 99% complete. Process piping installation is 58% complete. Cable installation is 57% complete.
- Major milestones completed include the first fire of the plant's auxiliary boiler on August 5, and the first fires of the two combustion turbines on August 28 and September 4.
- On September 18, Mississippi Power sold the Air Separation Unit (ASU) to Air Liquide. Air Liquide will own and operate the ASU to supply nitrogen to the plant.
- Construction is complete on the three 115kV line rebuild projects. The four new 230kV lines and the mine service line are complete and energized. Construction is complete on eight substations and the Sweatt - Sykes fiber line.
- The treated effluent pipeline, natural gas pipeline, and CO_2 pipeline installation is 100% complete. Closeout activities remain on all three pipelines.
- Long term contracts have been signed for the sale of CO_2, sulfuric acid and ammonia.
- Subject to Commission approval and the completion of several milestones, SMEPA will have a 15% ownership interest in the Project.

Mississippi Economic Impact

- Mississippi workforce contributed 1,734 construction jobs in August for the Project. A total of 470 Mississippi companies have provided construction, equipment, material or professional services for the Project.

Overall Project Status

- Mississippi Power is revising the construction schedule for the Kemper IGCC as the result of abnormally wet weather and lower-than-planned construction labor productivity, and currently expects that the Kemper IGCC will be placed in service later in 2014 than the originally scheduled in-service date of May 2014. Specific revisions to the schedule and resulting changes, if any, to the construction cost estimates included in Tables 1 and 2 are expected to be completed in late October 2013. Changes to the construction schedule or the construction costs are expected to be reflected in the Kemper IGCC Project Monthly Status Report through September 2013.

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Mississippi Power Kemper County IGCC Project	Key Contracts over $10M	MPSC Docket No. 2009-UA-0014 Monthly Status Report Through August 2013

Table 4: Key Contracts Over $10M

(in millions of dollars)	Issue Initial Inquiry	Award Date	Current View	Variance from Previous Month
Equipment and Material Contracts Over $10M *(Represents 92% of total equipment and material contracts)*	Dates in **BOLD** are actual dates; others are forecast dates		**$1,518.4**	**($41.5)**
Steam Turbine Generator	**Nov-07**	**Aug-08**		
Gas Turbines	**Dec-08**	**Aug-09**		
Heat Recovery Steam Generators	**Oct-09**	**Jun-10**		
Syngas Coolers	**Jan-10**	**May-10**		
Transport Gasifiers	**Jan-10**	**May-10**		
Fluid Bed Dryers	**Mar-10**	**Jul-10**		
Air Compressors	**Apr-10**	**Sep-10**		
Nitrogen Generation System	**Jun-10**	**Dec-10**		
Particulate Control Device (PCD) Systems	**Nov-10**	**Sep-11**		
Generator Step-up Transformers	**Jul-10**	**Jan-11**		
Station Service Transformers	**Jul-10**	**Dec-10**		
Coal Dense Phase Conveyors	**Sep-10**	**Nov-10**		
Coal Lock Vessels	**Aug-10**	**Jan-11**		
Water Treatment System	**Jul-10**	**Feb-11**		
Structural Steel	**Sep-10**	**Dec-10**		
Heat Exchangers	**Apr-10**	Multiple		
Chemical Reactors	**Jul-10**	Multiple		
Vessels	**Jun-10**	Multiple		
Heat Exchangers	**Jul-10**	Multiple		
Compressors	**Jun-10**	Multiple		
Catalyst	**Jul-10**	Multiple		
Pumps	**Jun-10**	Multiple		
Drums	**Jan-10**	Multiple		
Unit Chillers	**Jul-10**	Multiple		
Construction Piping	**Jun-10**	Multiple		
Instrumentation & Controls	**Oct-10**	Multiple		
Electrical	**Apr-11**	Multiple		
Transmission Line Structures	**May-11**	Multiple		
Construction Contracts Over $10M *(Represents 99% of total construction contracts)*	Dates in **BOLD** are actual dates; others are forecast dates		**$1,440.2**	**($18.5)**
Cut and Fill Excavation	**Jul-10**	**Aug-10**		
Underground	**Nov-10**	**Jan-11**		
Concrete	**Nov-10**	**Jan-11**		
Gasifier General Contractor	**Apr-11**	**Jul-11**		
Combined Cycle General Contractor	**Oct-11**	**Dec-11**		
Water Lateral	**Jul-11**	**Sep-11**		
Architectural Buildings	**Feb-11**	Multiple		
Cooling Tower	**Feb-10**	**Sep-10**		
Insulation	**Jan-12**	**Jun-12**		
Field Erected Tanks	**Nov-10**	**Feb-11**		
Water Storage Pond	**Nov-11**	**Dec-11**		
Gas Clean-up & By Products	**Oct-11**	**Dec-11**		
Turbine Generator	**Nov-11**	**Dec-11**		
HRSG Erection	**Aug-11**	**Sep-11**		
Piling	**Sep-10**	**Dec-10**		
Ash Storage	**Nov-11**	**Dec-11**		
Total			**$2,958.6**	**($60.0)**

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Mississippi Power Kemper County IGCC Project	Project Updates	MPSC Docket No. 2009-UA-0014 Monthly Status Report Through August 2013

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Mississippi Power Kemper County IGCC Project	Total Project Mississippi Economic Impact	MPSC Docket No. 2009-UA-0014 Monthly Status Report Through August 2013

Economic Impact

Table 5: Mississippi Construction, Equipment, Material and Professional Services Companies (Tier 1)

Company Name	City	Type of Work
3 D Trucking	Louisville	Professional Service
3point Technologies	Columbus	Professional Service
4 County Electric Power Association	Columbus	Construction
A E Allen	Pass Christian	Construction
A&B Electric	Meridian	Professional Services
AA Calibration Services	Yazoo City	Professional Service
ABF Freight	Jackson	Material
Accu-Fab & Construction, Inc	Moss Point	Material
ADCO Companies Ltd	Brandon	Equipment
AES Limited PC	Meridian	Construction
Aggreko Cooling Tower Service	Ridgeland	Equipment
Air Center of Mississippi	Jackson	Material
Air Tool Supply	West Point	Material
Airgas South	Meridian	Construction
AJA Management	Jackson	Professional Services
Al Covington / Bill Oubre	Meridian	Construction
All Brand Foods	Hattiesburg	Professional Services
All Clean Janitorial	DeKalb	Professional Services
All Safe Technologies	Gulfport	Professional Services
All Star Printing	Columbus	Materials
Almetek Industries Inc	Ridgeland	Material
American Controls	Amory	Material
American Fire & Safety	Laurel	Professional Services
American Forest Management	Meridian	Professional Services
American Rental	Philadelphia	Construction
American Supply Co Inc	Jackson	Material
Appraisers Associated Ltd.	Meridian	Professional Services
Aquaterra Engineering LLC	Madison	Professional Services
Argus Analytical	Jackson	Professional Services
Asplundh Tree Expert Co	D'Iberville	Construction
B Clean	Laurel	Professional Services
Baker Ready Mix	Louisville	Material
Balch & Bingham, LLP	Gulfport	Professional Services
Barnhart Crane & Rigging	Jackson	Construction
Bay Pest Control	Ocean Springs	Professional Services
Bayou Management Inc	Columbus	Professional Services
Bellavilla Community Club	Bailey	Construction
Betty Luke	Bailey	Professional Services
Bill Oakley Consulting Hydrologist, Inc.	Brandon	Professional Services
Bill's Trailer Sales	Ackerman	Materials
Black Brothers, Inc.	Ackerman	Construction
Blackwell Shepards Locksmith	Meridian	Professional Services
Blaine's Trailer Rental & Sale	Richland	Construction
BMI Environmental Services	Gulfport	Professional Services
Bonds of Love Ministries	DeKalb	Construction
Broadmoor Home	Meridian	Construction
Brown & Mitchell	Gulfport	Construction
Brunini	Jackson	Professional Services
Buckwalter Stadium Inc.	Meridian	Construction
Burkhalter Rigging Inc	Columbus	Construction
Burk's Aviation	Hattiesburg	Professional Services
Business Interiors	Jackson	Professional Services
Can't Be Beat Fencing	Perkinston	Construction
Capital Concrete Cutting Inc	Clinton	Materials
Carter Miller Associates	Meridian	Professional Services
Cavco, Inc	Bailey	Construction
Central Culvert & Pipe	Philadelphia	Materials
Central Mississippi Communications	Kosciusko	Professional Services
Central Office Supply	Kosciusko	Construction
Central Pipe Supply Inc	Jackson	Material
Chain Electric Co.	Hattiesburg	Construction
Chancellor Supply	Laurel	Material
Chet's Paint & Body Shop	Meridian	Professional Services
Chevron Products	Moss Point	Equipment
Chris Haynes Electric Supply	Jackson	Materials
Cintas Corporation	Jackson	Construction
Cintas FAS	Jackson	Professional Services
City of Meridian	Meridian	Professional Services
Cives Steel Co.	Rosedale	Material
Collins and Null	Hattiesburg	Professional Services
Collinsville Hardware	Meridian	Material
Commercial Interiors	Long Beach	Professional Services
Comsouth	Meridian	Professional Services
Consolidated Electrical Distributors Inc	Gulfport	Material
Consolidated Pipe & Supply Co	Pascagoula	Material
Contract Fabricators, Inc.	Holly Springs	Equipment
Cornett Bolt & Screw	Gulfport	Material
CSS Document Solutions	Meridian	Professional Services
CTC, Inc	Louisville	Material
Custom Creations and More	Meridian	Construction
D&E Construction Co Inc	Meridian	Construction
DACO LLC	Columbus	Professional Services
Daily Equpment Co Inc	Jackson	Construction
David L. Moon	Collinsville	Construction
Davidson Hauling & Constrction	Marion	Material
Davis Trailer	Moselle	Construction
Deep South Services LLC	Hickory	Material
Design Precast and Pipe	Gulfport	Construction
Dickerson Petroleum	Kosciusko	Construction
Ditch Witch of Mississippi	Pearl	Construction
Dixie Mat & Hardwood Co Inc	Sandy Hook	Material
Douglas Inc.	Jackson	Professional Service
Dowdle Gas Company	DeKalb	Construction
Dr. David Lang, PhD	Starkville	Professional Services
DZ Atlantic	Moss Point	Equipment
E. Patrick Cassady & Associates Inc.	Gulfport	Professional Services
Earl Dudley Associated	Jackson	Construction
East Mississippi Electric Power Assoc.	Meridian	Construction
ECO Systems, Inc.	Jackson	Professional Services
Eddie J. Briggs, Attorney-at-law	Madison	Professional Services
Educational Furniture & Equipment Co.	Meridian	Construction
Eley Guild Hardy Architects	Biloxi	Professional Services
Endom Welding & Trailer Repair	Ellisville	Construction
Engineering Plus	Meridian	Professional Services
Engineering Services	Jackson	Professional Services
Eutaw Construction	Aberdeen	Construction
F L Clayton Trust	Meridian	Construction
Faison Office Products Co LLC	Gulfport	Construction
Fastenal	Philadelphia	Material
FC&E Engineering LLC	Brandon	Professional Services

continued on page 5

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Mississippi Power Kemper County IGCC Project	Total Project Mississippi Economic Impact	MPSC Docket No. 2009-UA-0014 Monthly Status Report Through August 2013

Economic Impact *(continued from page 4)*

Table 5: *(continued)* Mississippi Construction, Equipment, Material and Professional Services Companies (Tier 1)

Company Name	City	Type of Work
Ferguson Enterprises	Jackson	Equipment
Firestone	Meridian	Professional Services
Fish and Fisher	Jackson	Construction
Fluid Process & Pumps	Florence	Material
Forest Services, Inc.	Pelahatchie	Professional Services
Forestry Suppliers	Brandon	Construction
Fraley Dozer Service	Collins	Construction
Fulton Line Service	Preston	Construction
G & O Supply Co. Inc.	Houston	Material
Gary G. Williams, Appraisals	Flowood	Professional Services
Genesis Telecommunications	Collinsville	Professional Services
GEO Products	Madison	Material
George's Auto Parts	Meridian	Construction
Geotechnical Engineering Assoc.	Ridgeland	Professional Services
Gipson Steel Inc	Meridian	Construction
Glenn Hollingsworth Enterprise LLC	Hickory	Construction
Glenn Machine Works	Columbus	Construction
Glover Young Walton & Simmons, PLLC	Meridian	Professional Services
Godwin Group	Jackson	Professional Services
Goforth Forest Management, Inc.	Meridian	Professional Services
GraRock Trucking	Macon	Construction
Greenway Construction	Wiggins	Construction
Gulf Coast Fence	Pascagoula	Construction
Gulf Office Systems Inc	Saucier	Professional Services
Gulf Sales & Supply	Pascagoula	Construction
Gulf South Survey & Environmental	Biloxi	Professional Services
H & H Chief Sales	Carthage	Construction
H & H Construction	Greenwood	Construction
H & P Leasing, Inc.	Flowood	Construction
Hampton & Associates Law Office	DeKalb	Professional Services
Hanson	Gulfport	Construction
Hargrove Engineers Constructors	Pascagoula	Professional Services
Havard Pest Control	Hattiesburg	Professional Services
HD Supply Waterworks LTD	Pearl	Material
Heartland Pump Rental & Sales Inc	Horn Lake	Construction
Heblon Heating & Air Conditioning	Meridian	Construction
Hemphill Construction	Florence	Construction
Henderson Steel Corp	Marion	Construction
Herring Gas Co Inc.	Philadelphia	Construction
Hi Grade Gin Corporation	Winona	Construction
HJM Forest Resource Management	DeKalb	Professional Services
Holliday Construction	Poplarville	Construction
Holloway Termite & Pest Services	Meridian	Professional Services
Hooper Electronics	Pascagoula	Material
Howard Industries	Laurel	Equipment
HRD Safety	Jackson	Material
Hughes Brothers Inc	Jackson	Material
Ice Plant	Meridian	Construction
Industrial Steel Corp.	Jackson	Construction
Ivy Consulting	Quitman	Professional Services
J & J Contractors	Collinsville	Professional Services
J W Lee Company, Inc	Gulfport	Equipment
Jackson Bolt & Screw	Jackson	Material
James Self Inc dba JSI Communication	Pearl	Material
JH Haynes Electric Co Inc	Gulfport	Professional Services
Joe McGee Construction	Lake	Construction
John B. Stewart Real Estate Appraiser	Canton	Professional Services
John C Stennis Memorial Hospital	DeKalb	Professional Services
John's Welding	Meridian	Professional Services
Johnson Surveying	Collinsville	Professional Services
K. C. Garbage & Solid Waste	DeKalb	Construction
Kelly Services	Gulfport	Professional Services
Kemper Construction Supply	DeKalb	Material
Kemper County Messenger	DeKalb	Professional Services
Kemper Electric Supply	DeKalb	Material
Knesal Engineering Services, Inc.	Gulfport	Professional Services
Knowles Material Co	Jackson	Material
L & M Carpet Cleaning	Meridian	Professional Services
Lauderdale County Farm Supply	Meridian	Materials
Lawyers PLLC	Meridian	Professional Services
Layne Christenson	Jackson	Construction
LPK Architects	Meridian	Professional Services
Luke Printing Company	Meridian	Professional Services
Lyle Machinery Company	Jackson	Equipment
M G Dyess Inc	Bassfield	Construction
M&M Holdings	Kilmichael	Materials
Magnolia Steel Co, Inc.	Meridian	Professional Services
Mailroom Consultants	Jackson	Professional Services
Malouf	Greenwood	Construction
Mar-Com Comm, Inc.	Decatur	Construction
Marion Water Department	Marion	Construction
Mars Manufactured Homes	Meridian	Construction
Martin Supply (MISCO)	Saltillo	Materials
Martin Truck & Tractor	Columbus	Construction
Marvin's	Meridian	Material
Mary Joyce Angero	Meridian	Construction
McElroy Plumbing & Heating	Meridian	Construction
Medical Foundation (Rush Hospital)	Meridian	Professional Services
MEI Electical Inc	Philadelphia	Construction
Melvin Chaney Jr Real Estate Appraiser	Madison	Professional Services
Mercury Aviation Inc	Flowood	Professional Services
Meridian Community College	Meridian	Professional Services
Meridian Tire & Brake	Meridian	Professional Services
Micro Methods Laboratory Inc	Ocean Springs	Professional Services
Mid South Welding	Meridian	Construction
Mikropul	Iuka	Equipment
Miller Enterprises	Hattiesburg	Construction
MillerCo Inc.	Gulfport	Construction
Milton's A/C Service	DeKalb	Construction
Mississippi Beverage Water, LLC	Meridian	Construction
Mississippi Department of Transportation	Jackson	Construction
Mississippi State University	Starkville	Professional Services
Missouth Vital Records	Meridian	Professional Services
Mitchell Sign, Inc.	Meridian	Professional Services
MMC Material	Meridian	Construction
Modular Space Corp	Jackson	Construction
Motion Industries	Meridian	Materials
MSC Industrial	Meridian	Materials
Neel Schaffer	Jackson	Professional Services
Nehring	Ridgeland	Material

continued on page 6

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Mississippi Power Kemper County IGCC Project	Total Project Mississippi Economic Impact	MPSC Docket No. 2009-UA-0014 Monthly Status Report Through August 2013

Economic Impact *(continued from page 5)*

Table 5: *(continued)* Mississippi Construction, Equipment, Material and Professional Services Companies (Tier 1)

Company Name	City	Type of Work	Company Name	City	Type of Work
Newell Paper Company	Meridian	Materials	Specialty Fencing	Meridian	Construction
NGK Locke Inc	Ridgeland	Material	Specialty Fuel	Kosciusko	Construction
NL Carson	Carthage	Construction	Starkville Computers	Starkville	Construction
North Mississippi Medical Center	Eupora	Professional Services	Stevie Holiday	DeKalb	Professional Services
Northwest Kemper Water Association	Preston	Construction	Stribling Equipment	Jackson	Construction
Office Furniture Jackson CIN	Ridgeland	Construction	Strickland Companies	Columbus	Construction
ORR Safety Corp	Jackson	Material	Structural Steel Services	Meridian	Material
Pac Services	Biloxi	Professional Services	Stuart C. Irby Co.	Meridian/Jackson	Material
Pearson Services	Louisville	Construction	Sturgis Mat	Ackerman	Material
Perfect Touch Contractors LLC	DeKalb	Construction	Sudden Service	Louisville	Construction
Perma R Products	Grenada	Material	Sunbelt Insulation	Lucedale	Material
Peterbilt Truck Center	Jackson	Construction	Sutton Lumber	Meridian	Material
Pettigrew Forestry Consultants	Kiln	Professional Services	Suzy Q Monogramming Screenprinting	Philadelphia	Construction
Pickering & Associates	Jackson	Professional Services	System Scale	Jackson	Equipment
Plan House Printing and Graphics	Tupelo	Professional Services	T K Stanley	Waynesboro	Material
Powell Transportation	Columbia	Material	Taylor Machine Works	Louisville	Construction
Preformed Line Products Co	Ridgeland	Material	Terracon Consultants	Madison	Professional Services
Print Plus	Meridian	Professional Services	The 1869 Group LLC	Jackson	Construction
Pritchard Engineering	Starkville	Professional Services	The Bolt Co dba Henderson Bolt	Meridian	Material
Pro Turf, Inc.	Winona	Construction	The McGinnis Lumber Company	Meridian	Material
Procall Services	Biloxi	Professional Services	The Service Company of Mississippi	Meridian	Professional Services
Progressive Pipeline	Meridian	Construction	Thomas Refrigeration	Meridian	Professional Services
ProModular	Jackson	Construction	Threaded Fasteners	Gulfport	Material
Provine Helicopter Service, Inc.	Greenwood	Professional Services	Tice Engineering	Wiggins	Professional Services
Puckett Machinery Co	Jackson	Construction	Tim Parker Construction	Soso	Construction
Puckett Rents Inc	Jackson	Construction	Timber Craft, Inc.	DeKalb	Professional Services
Quality Welding & Fabrication	Columbia	Equipment	Tolbert Chevrolet	Philadelphia	Construction
Ralph L. Morgan	Meridian	Material	Tooney's Tire Center	DeKalb	Professional Services
Richard R. Hite Appraisal, LLC	Canton	Professional Services	Town of DeKalb	DeKalb	Construction
Robert's Sewing Machine Parts	Meridian	Professional Services	Town of Marion	Marion	Construction
Robinson Electric Supply Co Ind	Meridian	Material	Tri-State Consulting Services	Philadelphia	Professional Services
Rush Care	Meridian	Professional Services	Trucker's Supply	Meridian	Construction
Ryan Motors Inc	Hattiesburg	Construction	TST&E, LLC	Carriere	Construction
S&S Welding	Ellisville	Professional Services	U Save Car & Truck Rental	Meridian	Construction
Sam Oswalt & Son, Inc.	Starkville	Construction	Underwood Sales Inc	Ovett	Construction
Sanders Air & Heat	Meridian	Professional Services	United Fence	Meridian	Construction
Sanders Gas	Meridian	Construction	United Rentals N.A. (formally RSC Eqmt)	Meridian	Construction
Sequel Electrical Supply	Meridian	Material	Vice Brothers Unlimited	Moss Point	Material
Service Master	Marion	Professional Services	Vice Construction Co.	Moss Point	Construction
Sherwin Williams	Meridian	Material	Vick's Paint & Body Shop	DeKalb	Professional Services
Sign's Plus of Meridian	Meridian	Construction	Volvo Rents	Hattiesburg	Construction
Singley Construction Co	Columbia	Construction	Vulcan	Laurel	Material
Sirmon & Associates	Pelahatchie	Professional Services	W G Yates & Sons Construction	Biloxi	Construction
Slay Steel Inc	Meridian	Material	W.L. Cook	Bailey	Professional Services
South Mississippi Hydroseeding	Wiggins	Construction	Walker Audio	Biloxi	Professional Services
Southern Business Supply	Meridian	Construction	Walley Forestry	Ellisville	Professional Services
Southern Chevrolet	DeKalb	Construction	Waring Oil Company LLC	Vicksburg	Material
Southern Colonel Homes Inc	Hattiesburg	Construction	Waste Management	Tupelo & Meridian	Professional Services
Southern Natural Resources, Inc.	Stewart	Professional Services	Waste Pro of MS	Meridian	Professional Services
Southern Pine Electric	Taylorsville	Equipment	Waters International	Meridian	Material
Southern Pipe & Supply Co Inc	Gulfport	Material	Waters Truck & Tractor	Kosciusko	Construction
Southern Surveyors Group LLC	Gulfport	Professional Services	Waterstone Business Strategies	Brandon	Professional Services
Southern Tire Mart	Meridian	Construction	Watson Quality Ford	Jackson	Construction
Southern Waste Disposal	Meridian	Construction	Watt Equipment	DeKalb	Construction
SPCS Inc	Gulfport	Professional Services	Wilkerson Construction	DeKalb	Construction

continued on page 7

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Mississippi Power Kemper County IGCC Project	Total Project Mississippi Economic Impact	MPSC Docket No. 2009-UA-0014 Monthly Status Report Through August 2013

Economic Impact *(continued from page 6)*

Table 5: *(continued)* Mississippi Construction, Equipment, Material and Professional Services Companies (Tier 1)

Company Name	City	Type of Work	Company Name	City	Type of Work
William Clay	DeKalb	Construction			
Woodall Electric Inc	Meridian	Professional Services			
Yard Services	Meridian	Professional Services			

Total Mississippi Contracts - Tier 1 and Tier 2 (in millions of dollars)	**$853**
Total Mississippi Spend through August 2013 - Tier 1 and Tier 2 (in millions of dollars)	**$827**

Mississippi Workforce	**Plant**	**Mine**	**Total**
Construction Jobs	**1,587**	**147**	**1,734**
Plant/Mine Jobs	**97**	**108**	**205**

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Mississippi Power Kemper County IGCC Project	Liberty Mine Summary	MPSC Docket No. 2009-UA-0014 Monthly Status Report Through August 2013

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